Exhibit 10.54

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SHAREHOLDERS CONTRACT OF CHONGQING ALPHA AND OMEGA SEMICONDUCTOR LIMITED

Article 1 General Provisions

This Shareholders Contract (this “Contract”) is entered into in Chongqing on July 12, 2022 by and among:

1.1[*], a limited company duly established in [*] under the Laws of China.
1.2Alpha and Omega Semiconductor Limited (“AOS”), a company duly established under the laws of Bermuda.
1.3Alpha & Omega Semiconductor (Shanghai) Ltd. (“AOS Shanghai”), a company duly established in Shanghai under the laws of the People’s Republic of China (“China”).
1.4Agape Package Manufacturing (Shanghai) Limited. (“Agape”, together with AOS and AOS Shanghai collectively referred to as “AOS Parties”), a company duly established in Shanghai under the Laws of China.
1.5[*], a partnership duly established in [*] under the Laws of China.
1.6[*], a limited company duly established in [*] under the Laws of China.
1.7[*], a partnership duly established in [*] under the Laws of China.
1.8[*], a partnership duly established in [*] under the Laws of China.
1.9[*], a partnership duly established in [*] under the Laws of China.
1.10[*], a partnership duly established in [*] under the Laws of China.
1.11[*], a partnership duly established in [*] under the Laws of China.
1.12[*], a partnership duly established in [*] under the Laws of China.
1.13[*], together with [*], [*], [*], [*] and [*] collectively referred to as “Employee Stock Ownership Platform”), a partnership duly established in [*] under the Laws of China.
1.14[*], a partnership duly established in [*] under the Laws of China.
1.15[*], a partnership duly established in [*] under the Laws of China.
1.16[*], a partnership duly established in [*] under the Laws of China.
1.17[*], a partnership duly established in [*] under the Laws of China.
1.18[*], a partnership duly established in [*] under the Laws of China.
1.19[*], a partnership duly established in [*] under the Laws of China.

1.20[*], a partnership duly established in [*] under the Laws of China.
1.21Chongqing Alpha and Omega Semiconductor Limited (the “Company”), a company duly established in Chongqing under the Laws of China.

The parties above are hereinafter collectively referred to as the “Parties” or “Shareholders” and individually as one “Party”.

Whereas:

1.AOS, AOS Shanghai, Agape, Chongqing Strategic Emerging Industry Equity Investment Fund Partnership (L.P.) (“Strategic Industry Fund”) and Chongqing Liangjiang New Area Strategic Emerging Services Equity Investment Fund Partnership (L.P.) (“Liangjiang Strategic Fund”, together with Strategic Industry Fund collectively referred to as the “Fund Parties”; AOS Parties and the Fund Parties collectively referred to as the “Original Shareholders”) entered into the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the “Joint Venture Company”) (“Joint Venture Contract”) on March 29, 2016, and established the Company on April 22, 2016 based on the Joint Venture Contract;

2.The Original Shareholders have entered into the Supplementary Contract to the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the “Joint Venture Company”), the Second Supplementary Contract to the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the “Joint Venture Company”) and the Third Supplementary Contract to the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the “Joint Venture Company”), and the Original Shareholders and [*] have entered into the Fourth Supplementary Contract to the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the “Joint Venture Company”) (all the above Supplementary Contracts hereinafter collectively referred to as “Supplementary Contracts to the Joint Venture Contract”);

3.[*] entered into the Equity Transfer Agreement with AOS Shanghai and Agape on December 1, 2021, under which AOS Shanghai and Agape shall respectively transfer to [*] 1.05263% equity of the Company held by them. The change registration formalities for the equity transfer have been completed with the company registration authority.

4.On December 27, 2021, Liangjiang Strategic Fund and Strategic Industry Fund entered into the Equity Transfer Agreement with [*], under which Liangjiang Strategic Fund and Strategic Industry Fund shall respectively transfer 15.9885% equity of the Company (representing the registered capital contribution of the Company of USD 60,596,254) and 32.7177% equity of the Company (representing the registered capital contribution of the Company of USD 124,000,000) to [*]. After the equity transfer, [*] shall hold 48.7061% equity of the Company (representing the registered capital contribution of the Company of USD 184,596,254);

5.On December 27, 2021, Liangjiang Strategic Fund entered into the Equity Transfer Agreement with [*], under which Liangjiang Strategic Fund shall transfer 0.3704% equity of the Company it holds (representing the registered capital contribution of the Company of USD 1,403,746) to [*]. After the equity transfer, [*] shall hold 0.3704% equity of the Company (representing the registered capital contribution of the Company of USD 1,403,746);

6.On December 24, 2021, AOS Shanghai entered into the Equity Transfer Agreement with [*], under which AOS Shanghai shall transfer 1.1111% equity of the Company it holds (representing the registered capital contribution of the Company of USD 4,211,111) to [*].

After the equity transfer, [*] shall hold 1.1111% equity of the Company (representing the registered capital contribution of the Company of USD 4,211,111);

7.The Employee Stock Ownership Platform was established in December 2021, and has subscribed for a total of USD 15,752,900 of the new registered capital of the Company. As of the date of execution of this Shareholders Contract, it holds 3.9906% equity of the Company, and AOS Parties, [*], [*], [*] and [*] have their equity diluted under this capital increase by the Employee Stock Ownership Platform in proportion to their shareholding ratio in the Company.

8.[*], [*], [*], [*], [*], [*], [*] and [*] respectively entered into the Capital Increase Agreement of Chongqing Alpha and Omega Semiconductor Limited (“Capital Increase Agreement”) with the Company in January 2022, and subscribed for the new registered capital of USD [33,488,204.35] of the Company (the “Capital Increase”) at the capital increase price of RMB [509,000,000] (“Capital Increase Price”) according to the terms and conditions stipulated in the Capital Increase Agreement, specifically:

（a）[*] subscribed for USD [4,605,450.50] of the new registered capital at the subscription price of RMB [70,000,000];

（b）[*] subscribed for USD [6,908,175.75] of the new registered capital at the subscription price of RMB [105,000,000];

（c）[*] subscribed for USD [7,829,265.85] of the new registered capital at the subscription price of RMB [119,000,000];

（d）[*] subscribed for USD [5,263,372.00] of the new registered capital at the subscription price of RMB [80,000,000];

（e）[*] subscribed for USD [1,315,843.00] of the new registered capital at the subscription price of RMB [20,000,000];

（f）[*] subscribed for USD [3,289,607.50] of the new registered capital at the subscription price of RMB [50,000,000];

（g）[*] subscribed for USD [2,302,725.25] of the new registered capital at the subscription price of RMB [35,000,000];

（h）[*] subscribed for USD [1,973,764.50] of the new registered capital at the subscription price of RMB [30,000,000];

In accordance with the Foreign Investment Law of the People’s Republic of China (“Foreign Investment Law”), the Company Law of the People’s Republic of China (amended in 2018) (“Company Law”) and other relevant laws and regulations of China, and based on the principles of equality and mutual benefit, the Parties hereby reach the following agreement through consultation on the rights and obligations of Shareholders and the operation of the Company after the completion of the Capital Increase:

Article 2 Definitions

The following terms used herein shall have the following meanings:

2.1“Claim” refers to any claim, appeal, lawsuit, arbitration, inquiry, proceedings or investigation brought by or to any national, provincial, municipal, local or similar government authorities or departments, regulatory authorities or departments, or administrative authorities or departments or any court, tribunal or judicial authorities or arbitration institutions in China;

2.2 “Affiliate(s)”, in respect of any person or entity, refers to any other person or entity that directly or indirectly controls, is controlled by, or is under common control with such person or entity by holding shares or equity or by any other arrangement. In respect of natural persons, Affiliate(s) also include their spouses, parents and parents of spouses, brothers and sisters and spouses of the brothers and sisters, children over 18 years of age and their spouses, brothers and sisters of their spouses and parents of children’s spouses, or any entity that such natural persons or their close family members directly or indirectly control or where they serve as directors, supervisors and officers; and other Affiliate(s) identified in accordance with the Accounting Standard for Business Enterprises – Basic Standard (Order No.76 of the Ministry of Finance of the People’s Republic of China) and Accounting Standard for Business Enterprises No.36 – Related Party Disclosure;
2.3“Articles of Association” refers to the Articles of Association of the Company reviewed and approved by the Shareholder’s Meeting (by the board of directors before the establishment of the Shareholder’s Meeting), and any further amendments or supplements that may be made thereto from time to time thereafter;
2.4“Shareholder’s Meeting” refers to the Shareholder’s Meeting of the Company;
2.5“Board of Directors” refers to the board of directors of the Company;
2.6“Business License” refers to the business license of the Company issued by the registration authority for the establishment of the Company and the subsequent registration change of the Company;
2.7“Contract” or “Shareholders Contract” refers to this Shareholders Contract entered into by and among the Parties, and the amendments or supplements that may be made by the Parties from time to time;
2.8“Capital Contribution Ratio” shall have the meaning specified in Article 6.1;
2.9“Control” (including “controlled” and “under common control”), in respect of any person, means the right to direct or instruct others to direct the affairs or management of a person directly or indirectly through one or several intermediaries, or as a trustee, personal representative or executor, whether by owning voting securities, by contracts or otherwise;
2.10“Days” means calendar days;
2.11“Directors” refers to the directors of the Company;
2.12“Establishment Date” refers to the date when the Company’s first Business License is issued;
2.13“Generally Accepted Accounting Principles or US GAAP” refers to the US accounting reporting standards formulated by the US Accounting Standards Board, including US accounting standards and related interpretations;
2.14“Background Technologies” refers to all unpatented or patented tangible or intangible proprietary and/or confidential know-hows, trade secrets, information, data and materials (i) developed, conceived, obtained or licensed by one Party before the effective date of this Contract and the Joint Venture Contract, or (ii) conceived or implemented by one Party completely beyond the performance of its obligations under this Contract or the Joint Venture Contract and without using the equipment, supplies, resources, trade secrets or confidential information and technologies of other Parties and the Company, or (iii) licensed by third parties to one Party, including but not limited to specifications, engineering and technical data, blueprints, diagrams, charts, computer programs, designs, technologies, methods, procedures, manufacturing data and marketing information and any matters related to the above items. For the avoidance of doubt, the Background Technologies of AOS do not include the patents and technologies transferred to the Company as AOS’s capital contribution to the Company confirmed by the agreement between AOS and the Company or other Shareholders, and the Background Technologies of any Party do not include the technologies that are already in the public domain and against which no person may or is able to claim any rights;
2.15“Person” refers to any individual, partnership, enterprise, company, association, trust, unincorporated organization or government authority;
2.16“China” refers to Chinese mainland, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan for the purpose of this Contract;
2.17“China’s Accounting System” refers to all the financial and accounting laws, regulations, rules and systems in China and applicable to the Company;
2.18“Laws of China” refers to any published and effective laws, administrative regulations, provincial or other local regulations, departmental rules and departmental normative documents in China;
2.19“Registration Authority” refers to China’s State Administration for Market Regulation or its local counterpart it authorizes for company registration;
2.20“Subsidiaries” refers to any entity (“Entity”) that, on the date when the relevant decision is made, meets one of the following conditions: (i) the Company owns fifty percent (50%) or more of the voting shares of the Entity for the election of Directors or other equities or the Company directly or indirectly owns or controls the profits or rights and interests in fifty percent (50%) or more of the registered capital of the Entity; or (ii) the assets of the Entity or part of its assets are combined with the net income of the Company, and recorded in the Company’s books according to China’s Accounting System and International Financial Reporting Standards and for the purpose of financial reporting; or (iii) the business and policies of the Entity are directly or indirectly controlled by the Company.
2.21“Taxes” refers to any and all taxes, fees, impositions, taxation, duties, levies and other charges of any kind levied by any government department (together with any and all interest, fines, tax surcharges and extra amounts levied in connection with the foregoing), including but not limited to taxes or other charges related to income, franchise, mining right, unexpected income or other profits, total income, property, sales, use, share capital, salary, employment of personnel, social insurance fund, labor compensation, unemployment compensation, etc., or taxes or other charges with the nature of consumption tax, withholding tax, ad valorem tax, stamp duty, transfer tax, value-added tax, capital gains tax, and licensing fees, registration fees and documentation fees, as well as customs levies, duties and similar charges;
2.22“Term” refers to the business term of the Company as stipulated in Article 12 of this Contract;
2.23“Fund Parties” refers to Chongqing Strategic Emerging Industry Equity Investment Fund Partnership (L.P.) and Chongqing Liangjiang New Area Strategic Emerging Services Equity Investment Fund Partnership (L.P.);
2.24“AOS Parties” refers to AOS, AOS Shanghai and Agape;
2.25“Original Shareholders” refers to AOS Parties and Fund Parties;
2.26“[*]” refers to [*];
2.27“[*]” refers to [*];

2.28“[*]” refers to [*];
2.29“[*]” refers to [*];
2.30“Employee Stock Ownership Platform” refers to the platform set up for the convenience of employee stock ownership of the Company, specifically referring to [*], [*], [*], [*], [*] and [*];
2.31“New Investors” refers to [*], [*], [*], [*], [*], [*], [*] and [*];
2.32“Shareholders of the Company” refers to AOS, AOS Shanghai, Agape, [*], [*], Employee Stock Ownership Platform, [*], [*] and New Investors;
2.33“Capital Increase Agreement” refers to the Capital Increase Agreement of Chongqing Alpha and Omega Semiconductor Limited that the New Investors respectively entered into with the Company in January 2022;
2.34“Investors’ Investment Unit Price” refers to the issue price of each USD of registered capital corresponding to the shares issued under the Capital Increase Agreement;
2.35“USD” or “US/$” refers to the statutory currency of the United States of America;
2.36“Qualified Listing” refers to the Company’s initial public offering and listing for trading of RMB ordinary shares at Shanghai Stock Exchange or Shenzhen Stock Exchange, excluding the listing and public transfer of the Company’s shares at the National Equities Exchange and Quotations, or the listing of the Company’s shares at other exchanges than Shanghai Stock Exchange or Shenzhen Stock Exchange, such as Beijing Stock Exchange, New York Stock Exchange, NASDAQ and Stock Exchange of Hong Kong Ltd.
2.37“Officers” refers to the general manager, deputy general managers, financial directors, secretary of the Board of Directors (if any) and other personnel specified in the Articles of Association of the Company;
2.38“Or more” is inclusive of the specified number, while “more than half” is not.

Article 3 Shareholders of the Company

Shareholders of the Company are as follows:

（1）    [*], an enterprise established under the Laws of China and existing as a limited company, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Legal Representative
Nationality: [*]

（2）    AOS (Alpha and Omega Semiconductor Limited), a company established and existing under the laws of Bermuda, with its registered address located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, and business registration number being 29275.

Authorized Representative: Name: [*]
Title: Chairman
Nationality: [*]

（3）    AOS Shanghai, a company established under the Laws of China and existing as an enterprise legal person, with its registered address located at Building 8/9, No.91, Lane 109, Rongkang Road, Xiaokunshan Town, Songjiang District, Shanghai China. It is registered in Shanghai with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Legal Representative
Nationality: [*]

（4）    Agape, a company established under the Laws of China and existing as an enterprise legal person, with its registered address located at Type B1 Standard Workshop of Dongkai Real Estate Park, Zone B, Songjiang Export Processing Zone, Songjiang District, Shanghai. It is registered in Shanghai with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Legal Representative
Nationality: [*]

（5）    [*], an enterprise established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（6）    [*], an enterprise established under the Laws of China and existing as a limited company, with its registered address located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Legal Representative
Nationality: [*]

（7）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（8）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（9）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]

Title: Representative Appointed by Managing Partner
Nationality: [*]

（10）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（11）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（12）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（13）    [*], a partnership established under the Laws of China and existing as a partnership, with its main business place located at [*]. It is registered in [*], with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（14）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（15）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（16）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner

Nationality: [*]

（17）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（18）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（19）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

（20）    [*], a partnership established under the Laws of China and existing as a partnership, with its registered address located at [*]. It is registered in [*] with a unified social credit code of [*].

Authorized Representative: Name: [*]
Title: Representative Appointed by Managing Partner
Nationality: [*]

Article 4 Basic Information of the Company

4.1Basic Information of the Company

(a)The English name of the Company is “Chongqing Alpha and Omega Semiconductor Limited”.

(b)The Chinese name of the Company is “重庆万国半导体科技有限公司”.

(c)The legal address of the Company is No.288 Yuefu Avenue, Beibei District, Chongqing, China.

4.2Nature of the Company

The Company is a limited liability company with corporate legal personality under the Company Law. The establishment and activities of the Company shall be in compliance with the relevant provisions of Laws of China, and its legitimate rights and interests shall be protected by Laws of China.

4.3Limited Liability

As a limited liability company established under the Laws of China, the Company shall be liable for its debts with all its assets, and in any case, the Shareholders of the Company shall be liable to the Company and share the risks only to the extent of their respective contributions to the Company’s registered capital expressly subscribed in accordance with the provisions of Article [6.1] below. In addition, the Shareholders of the Company shall not be individually or jointly and severally liable for any debts of the Company. Shareholders of the Company shall share the Company’s profits in proportion to their paid-in capital contribution to the Company and bear the Company’s losses in proportion to their subscribed capital contribution to the Company.

4.4Branches

The Company may, as required, set up Subsidiaries in and outside China with the approval of the Shareholder’s Meeting; or set up branches or representative offices in and outside China with the approval of the Board of Directors.

Article 5 Business Scope

5.1Business Scope

The business scope of the Company shall be summarized as follows: design, manufacture and sales of semiconductor chips; design, manufacture and sales of semiconductor chip packaging; undertaking processing and trade services for semiconductor chips or semiconductor chip packaging. (Items in the Company’s business scope that require approval as provided in laws and administrative regulations shall be approved in accordance with the law.)

Article 6 Registered Capital and Capital Contribution Ratio

6.1Registered Capital and Capital Contribution Ratio

After the Capital Increase is completed, the registered capital of the Company shall be USD (428,241,104.35), and the amount and proportion of capital contribution subscribed by Shareholders of the Company (“Capital Contribution Ratio”) are as follows:

No.	Investor’s Name	Subscribed Capital Contribution (USD)	Capital Contribution Ratio (%)	Mode of Capital Contribution
1	[*]	184,596,254.00	43.1057	Cash
2	AOS Shanghai	22,799,415.00	5.3240	In kind
3	Agape	39,010,526.00	9.1095	In kind
4	AOS	119,000,000.00	27.7881	Patent, technology and cash

5	[*]	7,978,948.00	1.8632	In kind
6	[*]	4,211,111.00	0.9834	In kind
7	[*]	4,693,353.50	1.0960	Cash
8	[*]	9,742,000.00	2.2749	Cash
9	[*]	2,394,100.00	0.5591	Cash
10	[*]	1,323,900.00	0.3091	Cash
11	[*]	924,700.00	0.2159	Cash
12	[*]	740,600.00	0.1729	Cash
13	[*]	627,600.00	0.1466	Cash
14	[*]	4,605,450.50	1.0754	Cash
15	[*]	6,908,175.75	1.6132	Cash
16	[*]	7,829,265.85	1.8282	Cash
17	[*]	5,263,372.00	1.2291	Cash
18	[*]	1,315,843.00	0.3073	Cash
19	[*]	1,973,764.50	0.4609	Cash
20	[*]	2,302,725.25	0.5377	Cash
Total		428,241,104.35	100	/

6.2Payment of Capital Contribution

（a）As of the execution date of this Contract, the Original Shareholders, [*] and [*] have completed the capital contribution in full, including contribution in cash, equipment and intellectual property, in accordance with the Joint Venture Contract, the Supplementary Contracts to the Joint Venture Contract or other relevant agreements or legal documents.

（b）The New Investors shall pay the subscription price to the account designated by the Company in accordance with the Capital Increase Agreement.

6.3Equity Transfer

（a）Before the listing of the Company, the Parties shall ensure that the equity transfer is carried out as provided by the Company Law and the Articles of Association in accordance with the criteria for determining the ownership of control rights in relevant laws and regulations and on the premise that the Company has no actual controller.

（b）Shareholders of the Company may transfer all or part of their equity to each other.

（c）A Shareholder’s transfer of equity to persons other than Shareholders shall be approved by more than half of other Shareholders. The Shareholder shall notify other Shareholders in writing about the transfer of equity for approval. If other Shareholders fail to reply within 30 days from the date of receipt of the written notice, it will be deemed that they have agreed to the transfer. If half or more of other Shareholders don’t agree to the transfer, the Shareholders who don’t agree shall purchase the equity to be transferred; the Shareholders who don’t purchase shall be deemed to have agreed to the transfer.

（d）For the equity transferred with the consent of Shareholders, other Shareholders shall have the right of first refusal under the same conditions. If two or more Shareholders claim exercise of the right of first refusal, they shall determine their respective purchase proportions through consultation; if consultation fails, they shall exercise the right of first refusal in proportion to their paid-in capital contribution at the time of transfer.

（e）No Shareholder may transfer the equity of the Company it holds to the companies or enterprises listed in Schedule 1 to this Shareholders Contract.

（f）Where laws, regulations and the Articles of Association have other provisions on equity transfer, such provisions shall prevail.

6.4Equity Pledge

Without the unanimous consent of other Shareholders of the Company, no Party may use all or part of the Company’s equity corresponding to its subscribed capital contribution as pledge, nor as other forms of security.

6.5Qualified Listing

The Parties agree that they will use every effort to promote the listing process of the Company. For the purpose of listing, at the request of the Company and on the premise of abiding by Laws of China, the Company and the existing Shareholders shall reform the Company into a company limited by shares and actively promote the listing of the Company. For the purpose of listing and without prejudice to the listing, the Company and existing Shareholders agree to use every effort to actively cooperate and provide necessary assistance, and under the guidance and with the suggestions of the listing intermediaries, ensure that the Company, Shareholders (including indirect shareholders) and other aspects meet the listing conditions provided by the government departments and relevant stock exchanges in China, including but not limited to conditions on:

Equity adjustment: To reduce its shareholding ratio according to the fair market price recognized by the transferor and transferee, amend this Contract, the Articles of Association and handle relevant change registration according to the number of equity and timeline as planned in the equity adjustment plan approved by the internal authority of the Company and confirmed by AOS and [*];

Related party transactions: Shareholders shall adjust the proportion of related party transactions with the Company under the guidance and with suggestions of the Company’s listing intermediaries and the plan confirmed and agreed to by the Shareholders in writing that constitute related party transactions, so as to make it meet the relevant requirements of Qualified Listing.

All Shareholders warrant that the Company has the ability to directly face the market for going concern independently, and that the Company meets the requirements of independence such as asset integrity, personnel independence, financial independence, institutional independence and business independence.

Other matters that require the assistance of the Parties for Qualified Listing.

Article 7 Responsibilities of the Parties

7.1Shareholders of this Contract shall actively perform their obligations and responsibilities as stipulated in this Contract and the Articles of Association.

7.2Intellectual Property

(a)AOS’s intellectual property. AOS is the sole and exclusive owner of (i) AOS’s Background Technologies; and (ii) any improvements and modifications made by AOS to AOS’s Background Technologies; (iii) all rights, interests and benefits (including but not limited to all intellectual property rights that should be enjoyed according to Laws of China) under any new technology independently developed by AOS on and after the effective date of this Contract and the Joint Venture Contract related to the products operated by the Company and the improvements and modifications made thereto (collectively referred to as “AOS’s Intellectual Property”). Under the circumstances that the Company’s production, continuous production, OEM production, use, sale, offer for sale, import, export and other use of products or services are necessary to fulfill the orders of AOS or AOS’s Affiliates, AOS shall grant the Company free of charge the right to use AOS’s Intellectual Property required to complete such orders. However, if the Company requires to use AOS’s Intellectual Property beyond the above authorization scope, including but not limited to technology research and development, and providing any services or products to third parties, the Company shall consult with AOS in advance to obtain the license for using such intellectual property.

(b)The Company’s Intellectual property. The Company is the sole and exclusive owner of (i) the patents and technologies transferred by AOS to the Company as capital contribution; (ii) any improvement or modification made by the Company to the patents and technologies transferred by AOS to the Company as capital contribution; and (iii) all rights, interests and benefits (including but not limited to all intellectual property rights that should be enjoyed under the Laws of China) under any new technology independently developed by the Company on and after the effective date of this Contract and the Joint Venture Contract and the improvements or modifications thereto (collectively referred to as the “Company’s Intellectual Property”).

(c)For the purpose of Company’s Intellectual Property specified in Article 7.2(b)(i), the Company hereby agrees to grant the non-sublicensable, non-transferable right of use and license of the Intellectual Property to AOS, AOS’s Affiliates and processing agents for free for their production, continuous production, OEM production, use, sale, offer for sale, import, export and other use of any products or services. Notwithstanding the foregoing, the processing agents of AOS shall not provide the intellectual property and related products licensed by the Company free of charge to any third party with or without consideration.

According to the requirements of the laws, regulations and review rules in force then, if Article 7.2(c) of this Contract fails to meet the relevant laws, regulations and review requirements at the time when the Company applies for listing counseling and filing, the Parties agree to settle the matter through friendly consultation in accordance with the relevant rules and considering the interests of all Parties to meet the listing requirements, and the Parties will urge the securities traders to use every effort to communicate with the listing regulatory authorities on this clause.

(d)Technical improvement or modification
Without the permission of the other Party, AOS or the Company shall not make any modification or improvement to the intellectual property of the other Party; in case of similar needs, the two Parties shall make a special agreement through friendly consultation in advance. For the avoidance of ambiguity, AOS shall, in accordance with the Joint Venture Contract, be the sole and exclusive owner of all rights, interests and benefits (all intellectual property rights that shall be enjoyed under the Laws of China) under any improvement or modification to AOS’s Background Technologies made by the Company alone or in cooperation with AOS before the execution and effectiveness of this Shareholders Contract.

(e)Technical cooperation and development.
Subject to Article 7.2(a) and (b), AOS and the Company may agree to jointly develop new technologies pursuant to a separate technical cooperation and development contract and/or make improvements and modifications thereto.

(f)Under the circumstances that the production, continuous production, OEM production, use, sale, offer for sale, import, export and other use of products or services by the Company, its Subsidiaries and branches are necessary to fulfill the orders of AOS or AOS’s Affiliates, AOS shall authorize the Company, Subsidiaries, branches and processing agents of the Company to use the trademark rights owned by AOS related to the products or services free of charge. However, if the Company intends to use AOS’s trademark beyond the above authorization scope, including but not limited to providing any services or products to third parties, the Company shall consult with AOS in advance to obtain the trademark use license.

(g)If the Company or AOS intends to use the intellectual property of the other Party beyond the scope stipulated in this Contract, the two Parties shall consult amicably and sign a technology license contract in accordance with Laws of China to set forth the specific content of the license.

Article 8 Shareholder’s Meeting

8.1Functions and Powers of Shareholder’s Meeting
The Shareholder’s Meeting is composed of all Shareholders of the Company. It is the authority of the Company and exercises the following functions and powers:

(a)To decide on the business policies and investment plans of Company;

(b)To elect and replace Directors and supervisors that are not appointed from representatives of staff and workers, and to decide on matters concerning the remuneration of Directors and supervisors;

(c)To review and approve reports of the Board of Directors;

(d)To review and approve reports of the board of supervisors;

(e)To review and approve the annual budget plan of routine connected transaction forecast;

(f)To review and approve the annual financial budget plan (except for the annual routine connected transaction forecast) and final accounting plan of the Company;

(g)To pass resolutions on the issuance of corporate bonds;

(h)To review and approve the Company’s annual profit distribution plan and plan for making up losses;

(i)To pass resolutions on the increase or reduction of registered capital or listing of the Company;

(j)To pass resolutions on the merger, division, dissolution, liquidation or change of corporate form of the Company;

(k)To amend the Articles of Association;

(l)To pass resolutions on the Company’s investment in other enterprises or providing security for others;

(m)To examine and approve the non-routine related party transactions (except for acceptance of cash assets as gifts, debts that simply relieve the Company’s obligations, and acceptance of securities and subsidies) that the Company intends to have with Affiliates and reach the following standard, and related party transactions that exceed the scope of annual routine connected transaction forecast in the annual financial budget and reach the following standard: transactions with a total transaction amount of more than RMB 50 million or a single transaction amount of more than RMB 10 million in a fiscal year;

(n)To decide to sell, transfer, license or otherwise dispose of the Company’s patents, trademarks or other intellectual property rights; or set encumbrance on the Company’s patents, trademarks or other intellectual property rights;

(o)To decide to engage or dismiss the accounting firm that undertakes the audit business of the Company;

(p)To examine and approve the Company’s equity incentive plan (including but not limited to establishing, revising or terminating the employee stock ownership plan or similar incentive plan, and issuing incentive equity or options through the Employee Stock Ownership Platform or other means);

(q)To examine and approve the Company’s single or cumulative purchase and sale of major assets or the security with an amount of more than 30% of the Company’s latest audited total assets within one year;

(r)To examine and approve the appointment of independent auditors to audit the Company’s accounts on behalf of Shareholders;

(s)To examine and approve the establishment of subsidiaries in China;

(t)Other functions and powers provided by laws, administrative regulations and Articles of Association.

8.2Resolution of Shareholder’s Meeting

The resolutions of the Shareholder’s Meeting on the matters discussed shall be adopted by Shareholders representing more than half of the voting rights. However, the matters involved in Article 8.1(e) to (n) shall be adopted by Shareholders representing two thirds or more of the voting rights.

The Shareholder’s Meeting shall be convened by the Board of Directors and presided over by the board chairman; if the chairman is unable to or does not perform his duty, the meeting shall be presided over by the vice chairman; if the vice chairman is unable to or does not perform his duty, the meeting shall be presided over by a Director jointly designated by more than half of the Directors.

An extraordinary Shareholder’s Meeting may be convened upon the proposal of Shareholders representing one tenth (1/10) or more of the voting rights, one third (1/3) or more of the Directors or the board of supervisors. The chairman shall convene and preside over the Shareholder’s Meeting within ten days after receipt of the proposal.

Article 9 Board of Directors, Board of Supervisors, General Manager and Management Organization

9.1Composition of the Board of Directors

The Parties agree that the Board of Directors is composed of seven (7) Directors, of whom three (3) are appointed by AOS; three (3) by Yujiangxin; and one (1) by the Employee Stock Ownership Platform. Shareholders of the Company shall vote in favor of the Directors appointed by other Parties in accordance with this Contract when considering the proposal of electing the Company’s Directors at the Shareholder’s Meeting. During the term of this Contract, if the Capital Contribution Ratio of Shareholders of the Company changes, the Parties may make corresponding amendments to this Contract, including but not limited to making appropriate amendments to the composition of the Bboard of Directors and the number of Directors appointed by the Parties according to the agreement reached by the Parties otherwise through consultation at the time.

9.2Term of Office

The term of office of Directors shall be specified in the Articles of Association, and each Director’s term of office shall be three (3) years. When the term of office of a Director expires, the Director may serve consecutive terms if re-elected. If an appointed Director is replaced, the Party that replaces the Director shall notify all Shareholders and the Company in writing. The change of Directors shall be decided by the Shareholder’s Meeting, and the change shall be registered and filed with the Registration Authority. Each Party shall take appropriate measures to maintain the number of Directors appointed by itself in the Board of Directors.

9.3Chairman and Vice Chairman

(a)The Board of Directors shall have a chairman and a vice chairman. The chairman and the vice chairman shall be elected by the Board of Directors.

(b)The functions and powers of the chairman include the following:

(i) To convene and preside over board meetings;

(ii)To perform other functions and powers granted by the Shareholder’s Meeting and the Board of Directors or specified in this Contract and the Articles of Association.

9.4Board Meeting

(a)The Board of Directors shall hold at least two (2) regular meetings every year. Upon the written request of one third (1/3) or more of the Directors, the chairman shall convene an extraordinary meeting of the Board of Directors to discuss related matters within thirty (30) days after receipt of the request.

(b)All board meetings shall be convened and presided over by the chairman or vice chairman or a Director (elected by more than half of the Directors). Fifteen (15) days before each board meeting, a written notice (including notice by email) shall be sent to each Director to inform the Director of the time, place and agenda of the meeting. The chairman shall formulate the agenda of the board meeting. At least ten (10) days before each meeting, documents related to the meeting (if any) shall be sent to each Director. Any board meeting held without proper and timely notice to each Director in accordance with this paragraph shall be deemed invalid, unless the Director who has not received proper and timely notice expresses to the chairman or vice chairman in writing to waive the requirement for notice before, during or after the board meeting. Any Director who does not receive proper notice but attends the meeting shall be deemed to have waived the requirement for notice. With the mutual agreement among all Directors in writing, the notice period of board meeting and the sending period of meeting documents specified in this Contract and the Articles of Association may be shortened or exempted.

(c)Other details about the board meeting will be specified in the Articles of Association or the rules of procedure of the Board of Directors of the Company.

(d)Meeting method: on-the-spot meeting, through instant messaging such as video or telephone, or by written execution such as email (referring to the meeting method of making resolutions on proposals by sending them for examination or circulation respectively). The convener of the board meeting shall provide appropriate methods for Directors to attend the board meeting according to the convenience of Directors to attend the meeting.

9.5Quorum and Adoption of Resolutions

(a)The formal meeting of the Board of Directors may be held only when more than half of the Directors are present. For resolutions made by the Board of Directors, matters in (d) to (n) of Article 9.6 shall be adopted by two thirds or more of all the Directors, and other matters in Article 9.6 shall be adopted by more than half of all the Directors. Attending in person (including by telephone or video conference) and appointing a proxy to attend the meeting shall both be deemed as proper attendance. If the quorum is not met, the resolutions adopted by the board meeting will be invalid and have no effect. However, if the quorum of the duly convened board meeting cannot be reached due to the two consecutive absences of the Director appointed by each Party hereto or his proxy without reasonable reasons, even if the aforementioned Director fails to attend the meeting, the board meeting shall be deemed to have been duly held, and the resolutions adopted at the board meeting shall be deemed to be valid.

(b)Each Director attending the board meeting has one vote. If any Director is unable to attend the board meeting for any reason, the Director may entrust a proxy in writing to attend the board meeting on his behalf, and the proxy shall be a Director of the Company. Any appointed proxy enjoys the same rights as the Director who appoints the proxy, but one Director cannot act for two or more Directors at the same time. A proxy shall have one vote for each Director he represents, and he also has one vote for himself as a Director.

(c)The resolutions of the Board of Directors may be adopted in writing without a board meeting and executed by all Directors of the Board, but the written resolutions to be adopted must be sent to each Director. To this end, each Director may execute different copies of the same written resolution, all of which together constitute a valid written resolution, and for this purpose, the scanned or faxed copies of the Directors’ signatures shall be valid and binding. Such written resolutions shall have the same effect as those adopted at the duly held board meeting.

9.6Functions and Powers of the Board of Directors

The Board of Directors shall be responsible to Shareholder’s Meeting and exercise the following functions and powers:

(a)To convene the Shareholder’s Meeting and report its work to the Shareholder’s Meeting;

(b)To implement the resolutions of the Shareholder’s Meeting;

(c)To decide on the business plan and investment plan of the Company;

(d)To formulate the annual budget plan for routine connected transaction forecast;

(e)To formulate the annual financial budget plan (except for the annual routine connected transaction forecast) and final accounting plan of the Company;

(f)To formulate the Company’s annual profit distribution plan and plan for making up losses;

(g)To formulate plans for the increase or reduction of the registered capital of the Company;

(h)To formulate plans for merger, division, dissolution or change of corporate form, issuance of bonds or other securities and listing of the Company;

(i)To formulate the Company’s equity incentive plan (including but not limited to establishing, revising or terminating the employee stock ownership plan or similar incentive plan, and issuing incentive equity or options through the Employee Stock Ownership Platform or other means);

(j)To decide on the establishment of the Company’s internal management bodies;

(k)To decide on the Company’s investment, acquisition and sale of assets, mortgage of assets, provision of security and related party transactions within the scope authorized by the Shareholder’s Meeting;

(l)To examine and approve the following transactions (whether a single transaction or a series of related transactions) that exceed the annual budget of the Company: (i) loans or other debts of more than RMB 30 million beyond the annual budget; (ii) expenses of more than RMB 5 million beyond the annual budget; (iii) purchase or disposal of business or assets of more than RMB 5 million beyond the annual budget; (iv) other transactions beyond the annual budget and outside the normal business operation with a total amount of more than RMB 5 million in 12 consecutive months;

(m)To examine and approve the non-routine related party transactions of the Company which reach the following standards and related party transactions beyond the annual forecast range of routine related party transactions in the annual financial budget which reach the following standards: related party transactions with related natural persons with a total transaction amount of RMB 1 million or more in one fiscal year, or related party transactions with a single transaction amount of RMB 300,000 or more; related party transactions with related legal persons with a total transaction amount of RMB 10 million or more in one fiscal year or a single transaction amount of RMB 3 million or more (except for the Company’s provision of security and acceptance of cash assets as gifts, debts that simply relieve the Company’s obligations, and acceptance of securities and subsidies);

(n)To decide on the appointment or removal of the general manager of the Company and his remuneration, and to decide on the appointment or removal of deputy general manager, financial directors and other Officers of the Company according to the recommendation of the general manager and their remuneration; to set performance targets of Officers and make evaluation every year;

(o)To formulate the basic management system of the Company;

(p)To propose to the Shareholder’s Meeting to engage or replace the accounting firm that audits for the Company;

(q)To examine and approve the establishment of branches or representative offices of the Company in and outside China;

(r)Other functions and powers granted by laws, regulations, departmental rules or the Articles of Association of the Company.

9.7Directors

(a)The remuneration of serving Directors and their proxies shall be borne by the appointing Party. The expenses incurred by Directors and their proxies for attending board meetings shall be reimbursed by the Company in RMB or USD based on the reimbursement vouchers permitted by China’s Accounting System.

(b)All Directors, including the chairman and vice chairman, shall perform their duties in accordance with the relevant provisions of this Contract and the Articles of Association.

(c)Each Director shall faithfully perform his duties according to the provisions of this Contract and the Articles of Association, safeguard the interests of the Company and avoid conflicts with the interests of the Company.

(d)Directors and Officers shall not commit any of the following acts:

(i)Misappropriating the funds of the Company;

(ii)Depositing the funds of the Company in an account opened in his personal name or in the name of another individual;

(iii)In violation of the provisions of the Articles of Association, lending the funds of the Company to others or providing security for others with the property of the Company without the consent of the Shareholder’s Meeting or the Board of Directors;

(iv)Entering into a contract or transaction with the Company in violation of the provisions of the Articles of Association or without the consent of the Shareholder’s Meeting;

(v)Taking advantage of his position to seek for himself or others business opportunities that belong to the Company, or operating by himself or for others the same type of business as that of the Company without the consent of the Shareholder’s Meeting;

(vi)Accepting as his own the commissions of a transaction between another person and the Company;

(vii)Disclosing the secrets of the Company without authorization;

(viii)Other acts that violate his fiduciary obligation to the Company.

The income obtained by Directors and Officers in violation of the provisions of the preceding paragraph shall belong to the Company.

9.8Minutes of Board Meeting

The Board of Directors shall keep complete and correct meeting minutes in Chinese, including copies of all meeting notices; all meeting minutes and resolutions adopted shall be recorded by the meeting secretary appointed by the Board of Directors and submitted to all Directors for review within sixty (60) days after each meeting. All resolutions of the Board of Directors shall be executed by all voting Directors, kept by a special person appointed by the Board of Directors, and kept in the minutes book of the board meetings of the Company. The appointment and replacement of board members shall also be recorded in the minutes book of board meetings.

9.9Board of Supervisors

The Company shall have a board of supervisors, consisting of three supervisors, one appointed by AOS, one by Yujiangxin, and one employee supervisor elected by the congress of workers and staff. The board of supervisors of the Company shall have a chairman who is elected by the board of supervisors. The appointing Party may appoint or replace its nominated supervisor after notifying the Company in writing and sending a copy of the notice to other Parties. The term of office of the first supervisors shall start from the Establishment Date of the Company. The term of office of each supervisor shall be three (3) years. Upon expiration of the term of office, the supervisor may serve consecutive terms if re-elected. No supervisor may concurrently serve as a Director or Officer.

9.10Functions and Powers of the Board of Supervisors

The board of supervisors of the Company shall exercise the following functions and powers:

(a)To inspect the Company’s financial affairs;

(b)To supervise the behavior of Directors and Officers in performing their duties to the Company, and proposing the removal of Directors and Officers who violate laws, administrative regulations, the Articles of Association or the resolutions of the Shareholder’s Meeting;

(c)To request Directors and Officers to make corrections when their behavior harms the interests of the Company;

(d)To propose to convene an extraordinary Shareholder’s Meeting, and convene and preside over the Shareholder’s Meeting when the Board of Directors fails to fulfill the provisions of the Articles of Association in respect of convening and presiding over a Shareholder’s Meeting;

(e)To make proposals to the Shareholder’s Meeting;

(f)To bring a lawsuit against the Directors and Officers in accordance with the provisions of Article 151 of the Company Law;

(g)Other functions and powers provided by laws and administrative regulations, and granted by the Articles of Association or the Shareholder’s Meeting.

Supervisors may attend the board meeting as non-voting attendees, and make inquiries or suggestions on matters to be resolved by the Board of Directors. If supervisors discover material irregularities in the operation of the Company, they may conduct an investigation through the board of supervisors, or if necessary, jointly engage an accounting firm to assist them in their work, and the expenses incurred therefrom shall be borne by the Company.

9.11Meeting of Supervisors

The meeting of the board of supervisors shall be held at least once a year, and the time and place of the meeting shall be the same as that of the annual meeting of the Board of Directors. Upon the proposal of one or more supervisor, an extraordinary meeting of the board of supervisors shall be held. The meeting of the board of supervisors shall be held only when more than half of the supervisors are present. The resolutions made by the board of supervisors according to their functions and powers shall be valid only when they are approved by more than half of the supervisors.

When voting on a resolution of the board of supervisors, each supervisor present at the meeting shall have one vote. The board of supervisors shall make minutes of the decisions on the matters discussed, and the supervisors shall facilitate the complete and accurate minutes of all resolutions in Chinese, and the minutes shall be executed by all supervisors; the Company shall, subject to the financial regulations of the Company, reimburse the supervisors for the reasonable expenses and costs (such as travel expenses and hotel accommodation expenses within reasonable limits) incurred in performing their duties and obligations under this Contract and the Articles of Association.

9.12Officers and Legal Representative

The Company shall have general manager, deputy general manager, financial directors, secretary of the Board of Directors (if any) and other personnel specified in the Articles of Association as Officers. The general manager of the Company shall be appointed by the Board of Directors, and other Officers shall be nominated by the general manager and appointed by the Board of Directors. The general manager of the Company shall serve as the legal representative.

If any Officer of the Company is removed from office by the Board of Directors, the Board of Directors shall formally appoint the succeeding Officers according to its rules of procedure within thirty (30) days after the removal. Within thirty (30) days before the expiration of each term of the Officers, the Board of Directors shall appoint the succeeding Officers.

9.13Management of the Company and Standing Committee of the Board of Directors

（a）The Company shall have a standing committee of the Board of Directors (“Board Committee”). The establishment of the Board Committee may be amended by the Board of Directors from time to time according to the needs of the Company. Each member of the Board Committee shall be appointed by the Board of Directors and may serve consecutive terms. The daily management and operation of the Company shall be carried out by Officers under the leadership of the general manager.

（b）The Board Committee shall have two committees: Audit Committee and Remuneration Committee. The establishment of the Board Committee and its rules of procedure shall be separately prepared and adopted by the Board of Directors.

（c）If any Officer concurrently serves as a Director, the member shall not vote as a Director on his personal remuneration, or on his removal from his position as a Director, or on his removal from his position as an Officer.

（d）The general manager shall prepare and submit reports on the Company’s operation, production, marketing, capital expenditure, personnel and other business matters to the Board of Directors.

（e）The financial director shall be responsible for preparing and submitting the annual financial report to the Board of Directors.

（f）The person in charge of internal audit of the Company shall report to the Board of Directors on a regular basis.

9.14Exemption of Personal Liability

Directors and Officers shall not bear any personal liability for their normal duties within their respective scope of office. The Company shall, to the maximum extent permitted by relevant Laws of China, protect and compensate the members of the management organization from any claims or accusations against them (including but not limited to compensation for their reasonable attorney fees, litigation and arbitration fees, etc.), except for claims or accusations caused by intentional misconduct, gross negligence or fraud of the members of the management organization. The Company shall purchase liability insurance for Directors and Officers at its own expense.

Article 10 Labor and Personnel Management

10.1Policy of Employee

Any policies, programs, and contracts regarding recruitment, employment, training, incentive, dismissal, resignation, wage, labor safety, social insurance or other benefit and labor discipline, and other matters related to the company’s employees shall be handled by the management bodies in accordance with relevant Chinese laws. The Company has autonomy over its employees and labor management. The Company shall sign a employment contract with each employee.

10.2Hiring of Employees

The Company should select the best employees according to the needs of its operation and development. If the Company recruits new employees through examinations or assessments, only candidates who have achieved excellent results in the examinations or assessments will be hired.

10.3Remuneration of Employees

The policies related to the wages, benefits and other treatment of the Company's employees shall be formulated by the Company in accordance with relevant Chinese laws and in light of the Company's actual situation. The Company enjoys the autonomy to decide employee’s remuneration and related benefits based on its operating and economic conditions.

10.4Termination of Labor Relationship

(a)Employees of the Company should be allowed to resign in accordance with relevant Chinese laws and their respective employment contracts. However, if an employee has participated in a training program sponsored by the Company and signed an agreement with the Company on the term of service, and the term of service has not expired, the employee must make compensation in accordance with relevant Chinese laws and the provisions of the agreement on service term before being allowed to resign. Unless otherwise provided by Chinese law, resigning employees shall notify the Company in writing at least thirty (30) days in advance.

(b)The Company shall ensure that: (i) its employment contract with each employee includes a non-disclosure clause whereby each employee shall keep confidential any confidential information he has learned during his employment with the Company, and an invention assignment agreement whereby the employee shall assign to the Company any and all intellectual property rights relating to the Company; and (ii) its employment contracts with employees who hold management positions or have access to the Company’s know-how or other confidential information shall include a non-compete clause whereby after termination of the employment contract with the Company, such employees shall not directly or indirectly work for any of the Company's competitors within the period permitted by relevant Chinese laws, provided that the Company shall pay them a certain amount of compensation in accordance with relevant labor laws and regulations.

Article 11 Tax, Accounting, Audit and Profit Distribution

11.1Tax

The Company shall pay various taxes in accordance with relevant Chinese laws applicable to it.

11.2Individual Income Tax

All employees of the Company shall pay individual income tax in accordance with the Individual Income Tax Law of the People's Republic of China and other applicable Chinese laws, and the Company shall withhold and pay the individual income tax.

11.3Accounting System

(a)The Company shall establish its financial and accounting system in accordance with the Chinese Accounting System. If required, the Company's financial and accounting system should be reported to the local financial department and taxation agency for the record.

(b)Subject to Chinese laws and regulations, the Company shall timely and accurately provide AOS with the annual audit report, quarterly audit report, and other information required for a US listed company to comply with the US GAAP, to meet the requirements on AOS’s financial reporting, quarterly review and annual audit, and U.S. regulatory agency’s disclosure requirements. AOS will assume additional charges of external auditors for quarterly and annual audits required by AOS.

(c)The Company shall use the accounting accrual basis and debit and credit accounting method for bookkeeping, and shall prepare complete and accurate quarterly and annual financial statements in accordance with the Chinese Accounting System.

(d)The Company's fiscal year is based on the Gregorian calendar, starting on January 1 and ending on December 31 each year. The first fiscal year of the Company shall start from the date of its establishment and end on December 31 of the same year.

11.4Shareholder’s Right to Information

(a)The Company shall engage a reputable accounting firm practicing in China as its external auditor. The external auditor shall review the Company's accounts and issue the Company's consolidated annual financial audit report in accordance with the Chinese Accounting System. The above report shall be submitted by the Company's general manager to the board of directors for approval. The Company shall provide the external auditor with all documents and accounting books required by the external auditor to conduct the normal external audit work. The external auditor must agree to keep confidential all information obtained during the audit.

(b)Shareholders may request to inspect the Company's accounting books. If a Shareholder requests to inspect the Company's accounting books, it shall submit a written request to the Company explaining the purpose. If the Company has reasonable grounds to believe that the Shareholder's inspection of the accounting books has an improper purpose and may damage the Company's legitimate interests, it may refuse the request, and shall reply to the Shareholder in writing and explain the reasons within 15 days from the date of the Shareholder's written request. If the Company so refuses, the Shareholder may request the people's court to order the Company to provide inspection.

(c)From the execution date hereof, the Company shall provide Shareholders with the following information and materials from time to time:

(i)Providing before April 30 of each year the financial statements and operating reports of the Company and the consolidated financial statements and operating reports of the Company and its subsidiaries for the previous fiscal year audited by an accounting firm;

(ii)Providing unaudited financial statements (including income statement, balance sheet, cash flow statement) of the Company and its subsidiaries respectively for each year within forty-five (45) days after the end of the year;

(iii)Providing unaudited financial statements (including income statement, balance sheet and cash flow statement) of the Company and its subsidiaries respectively for each quarter within thirty (30) days after the end of the quarter;

(iv)Providing the financial budget for each year before March 31 of the year;

(v)Providing, at the request of Shareholders of the Company, all information necessary to satisfy such Shareholders' tax filing, internal audit or compliance requirements within a reasonable time;

(vi)Promptly notifying Shareholders of the Company of material lawsuits brought against the Company, administrative penalties, material non-compliance notices issued by government authorities against any group member, and other events that may have a material adverse effect on the operations of any group member;

(vii)Providing other documents and materials required by the Shareholders.

(d)Upon the reasonable request of Shareholders or their appointed directors, they have the right to request relevant personnel of the Company to cooperate with them to understand relevant information of the Company, provided that the normal business activities of the Company shall not be affected.

11.5Foreign Exchange

All foreign exchange matters of the Company shall be handled in accordance with Chinese laws on foreign exchange. Subject to the applicable provisions on foreign exchange, the foreign exchange funds in the Company's foreign exchange account shall be used for the following purposes:

(a)Repayment of principal and interest of the Company’s foreign currency loans;

(b)Payment for the purchase of imported equipment and materials;

(c)Payment for profit distribution to AOS or damages as agreed in this Contract; and

(d)Other foreign exchange expenditures.

11.6Related Party Transactions

The Parties shall ensure the fairness of the Company's related party transactions, ensure that the Company's related party transactions will not harm the interests of the Company and all Shareholders, be in line with the principles of fairness, impartiality and openness, and meet relevant requirements for Qualified Listing. Subject to the above principles, the Company and AOS shall negotiate amicably a fair market price after considering the market conditions, purchase volume and other factors.

Since AOS is a major customer of the Company, the company shall provide AOS with a wafer production capacity guarantee of [*] wafers per month from the effective date of this Contract to December 31, 2023, and after the Company's wafer production capacity reaches [*] wafers per month, the Company shall provide AOS with a wafer production capacity guarantee of [*] wafers per month. Meanwhile, AOS shall provide the Company with a specific production capacity demand plan on a regular basis. The annual daily related party transaction plan prepared by the Company shall include the production capacity guarantee arrangement stipulated in this article, and all Shareholders shall vote for the production capacity guarantee arrangement at the Company's Shareholder’s Meeting. According to the current requirements of laws, regulations and review rules, if this article does not meet the relevant laws, regulations and review requirements at the time of listing counseling and filing, the Parties agree to negotiate amicably to resolve such issue to meet the listing requirements in accordance with relevant rules and considering the interests of the Parties, and the Parties will procure the securities firm to use its best efforts to communicate with the listing regulator on this article.

11.7Profit Distribution

(a)When the Company distributes the after-tax profits of the current year, 10% of its profits shall be allocated to its statutory reserve. If the accumulative amount of the Company's statutory reserve reaches 50% or more of the Company's registered capital, no more statutory reserve is required to withdraw;

(b)After the Company has withdrawn the statutory reserve from the after-tax profit, it can also withdraw any optional reserve from the after-tax profit upon a resolution of the Shareholder’s Meeting;

(c)The remaining after-tax profits of the Company after making up the losses and withdrawing the reserves shall be distributed according to the proportion of the actual capital contribution of each Party in the Company. If there is any loss in the previous year, the profit distribution shall be made after making up the loss. The undistributed distributable profits of previous years can be combined into the profits of the current year for distribution;

(d)The Company shall wire the profits distributed to the Parties to their respective bank accounts designated in writing. Among them, the profits distributed to AOS shall be paid in USD.

Article 12 Term of the Company

12.1Term of the Company

The Term of the Company shall be permanent starting from April 22, 2016.

Article 13 Dissolution and Liquidation

13.1Dissolution

The Company shall be dissolved for the following reasons:

(a)The business period stipulated in the Company's Articles of Association expires or other reasons for dissolution stipulated in the Company's Articles of Association occur;

(b)The Shareholder’s Meeting resolve to dissolve the Company;

(c)The Company is required to dissolve for merger or division;

(d)The Company has its business license revoked, is ordered to close down or is cancelled according to law;

(e)The Company is dissolved by the people’s court according to Article 182 of the Company Law.

13.2Liquidation Group

(a)If the Company is dissolved in accordance with the reasons stipulated in the Articles of Association, a liquidation group shall be established to start the liquidation within 15 days from the date of occurrence of the reasons for dissolution. The Company's liquidation group shall be composed of Shareholders. If a liquidation group is not established for liquidation within the time limit, the creditors may apply to the people's court to designate relevant personnel to form a liquidation group for liquidation.

(b)The costs and expenses of the liquidation group shall be paid by the Company.

(c)After the liquidation of the Company is completed, the liquidation group shall prepare a liquidation report, submit it to the Shareholder’s Meeting or the people's court for confirmation, and file it to the Company’s registration authority for cancelling the Company's registration and announcing termination of the Company.

13.3Survival

If this Contract is terminated early and the Company is required to be liquidated, any obligations and liabilities of either Party to the Company or the other Party arising before the date on which the Shareholder’s Meeting makes the decision to liquidate the Company shall survive and continue to be performed.

13.4Liquidation Preference

In the case of the Company’s liquidation due to early termination of the Company, the distribution of the remaining property of the Company after paying relevant expenses and debts stipulated in the Company Law and the Company's Articles of Association shall be made as follows:

(a)Priority shall be given to new investors in proportion to their respective total paid-in capital contributions under the capital increase agreement; provided however that the new investor’s total paid-in capital contributions under the capital increase agreement shall not be exceeded; then

(b)Distributed to other Shareholders other than the new investors in proportion to their paid-in capital contributions, provided however that the total paid-in capital contributions of such Shareholders shall not be exceeded; then

(c)The balance after the Company's distribution shall be distributed among all Shareholders of the Company according to the paid-in capital contribution ratio at the time of liquidation.

(d)The above-mentioned liquidation preference for new investors shall not apply to the capital contributions of the Original Shareholders assumed by the new investors.

Article 14 Breach and Liability

14.1Breach

If one Party fails to perform any of its obligations under this Contract or the Articles of Association, or if any of its representations or warranties under this Contract are untrue or inaccurate, it shall constitute a breach of this Contract.

14.2Liability for Breach

(a)In the event of a breach of this Contract or the Articles of Association, the breaching Party shall be liable for the direct actual loss of the other Parties arising from its breach.

(b)If either Party breaches this Contract, and the breaching Party fails to take remedial measures to the satisfaction of the non-breach Parties within 30 days after the breach, the breaching Party shall be liable for compensation. In the event of the above breach of contract, the non-breaching Party has the right to suspend the performance of the obligations under this Contract until the breaching Party takes remedial measures to the satisfaction of the non-breaching Parties or bears full compensation liability.

(c)If one Party fails to perform any of its obligations under this Contract or the Articles of Association, or if any representations or warranties it makes in this Contract are materially untrue or inaccurate, it shall constitute a breach of this Contract and the Party shall be the breaching Party. In such event, the other Parties shall notify the breaching Party in writing of the breach of this Contract, and where such breach is remediable, the breaching Party shall remedy its breach within thirty (30) days from the date of notification. If the breach cannot be remedied, or the breaching Party has not remedied the breach by the expiration of the thirty (30)-day period, the other Parties shall have the right to terminate this Contract by giving written notice to the breaching Party.

14.3Dispute over Remedies

If the breaching Party has a dispute over the other Party's right to terminate this Contract in accordance with the provisions hereof, the dispute shall be resolved in accordance with the provisions of Article 19 (Dispute Resolution) of this Contract.

Article 15 Insurances

The Company can purchase various insurances from foreign insurance companies or Chinese insurance companies that are registered in China and can provide insurances to the Company.

Article 16 Force Majeure

16.1Force Majeure Events

A force majeure event ("Force Majeure") means any act or event that is reasonably unforeseeable and unavoidable and beyond the control of the affected Party, including but not limited to earthquakes, typhoons, floods, other natural disasters, fires, wars, riots, terrorisms, COVID-19 pandemic and other public health emergencies, or any other unforeseeable or unavoidable acts or events that are recognized as force majeure events according to international business practices. However, for the purpose of this Contract, Force Majeure shall not include any shortage of funds, general change of economy or market or any labor disputes.

16.2Occurrence of Event

If one Party cannot perform any of its obligations and responsibilities under this Contract due to the occurrence of any force majeure event, it shall notify the other Parties in writing within thirty (30) days after the occurrence of the force majeure event, provide the other Parties with the details of and documents proving the event (including written evidence issued by a government department or judicial department or any other competent authority), explain the reasons for its inability to perform this Contract, and, where possible, take steps to mitigate losses.

16.3Exemption of Liability

In the event of a force majeure event, neither Party shall be liable for any damages, increased costs or losses that may be suffered by the other Parties due to the failure or delay in the performance of any of its obligations under this Contract, and such failure or delay in performance shall not be deemed a breach of this Contract. The Party claiming the occurrence of force majeure event shall take appropriate measures to reduce or eliminate the effects of force majeure, and try to resume performance of the obligations affected by the force majeure event as soon as possible.

Article 17 Representations, Warranties and Undertakings

17.1Representations, Warranties and Undertakings of [*]

(a)It is a limited partnership which is duly established, validly existing and in good standing under the Laws of China;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions (including shareholder’s resolutions and/or board resolutions, as the case may be) to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts, or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.2Representations, Warranties and Undertakings of [*]

(a)It is a limited liability company which is duly established, validly existing and in good standing under the Laws of China;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts or has omitted any material facts necessary for the statements contained therein to be not misleading

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.3Representations, Warranties and Undertakings of [*]

(a)It is a limited partnership which is duly established, validly existing and in good standing under the Laws of China;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions (including shareholder’s resolutions and/or board resolutions, as the case may be) to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts, or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.4Representations, Warranties and Undertakings of the Employee Stock Ownership Platform

(a)It is a limited partnership which is duly established, validly existing and in good standing under the Laws of China;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts, or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.5Representations, Warranties and Undertakings of AOS

(a)It is a company which is duly established, validly existing and in good standing under the laws of its place of registration;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.6Representations, Warranties and Undertakings of [*]

(a)It is a limited liability company which is duly established, validly existing and in good standing under the Laws of China;

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

17.7Each of [*], [*], [*], [*], [*], [*] and [*] represents, warrants and undertakes that

(a)It is a [limited partnership] which is duly established, validly existing and in good standing under the laws of [China];

(b)It has full legal right, power and authority to execute, deliver and perform this Contract and all contracts, agreements and documents as mentioned herein to which it is a party;

(c)It has taken all appropriate and necessary actions (including shareholder’s resolutions and/or board resolutions, as the case may be) to authorize the execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein, and its representative signing this Contract has been fully authorized to sign this Contract and bind it under a valid power of attorney;

(d)It has obtained all necessary consents, approvals and authorizations of the Company, any third party or otherwise as required by laws and regulations for the valid execution, delivery and performance of this Contract and all contracts, agreements and documents as mentioned herein to which it is a party, and this Contract, upon entry into force, shall constitute its legal, valid and binding obligation which may be enforceable against it in accordance with the terms hereof;

(e)The execution and performance of this Contract or the consummation of the transaction contemplated by this Contract shall not violate or conflict with any term or provision of any Articles of Association, contracts, agreements, laws, and regulations to which it is a party or which bind it, shall not cause a violation of such term or provision, nor shall constitute a breach under such term or provision, including its constitutional documents, business license, rules of procedure or Articles of Association;

(f)There are no pending or threatened claims against it in respect of the matters under this Contract or any claims that may in any way affect its ability to enter into or perform this Contract;

(g)All documents, representations and information held by it relating to the transaction contemplated by this Contract that may have a material adverse effect on its ability to fully perform its obligations under this Contract, or, if disclosed to the other Parties, will have a material adverse effect on the other Parties’ willingness to enter into this Contract have been fully disclosed to the other Parties, and none of the documents previously provided by it to the other Parties contains any untrue statements of material facts, or has omitted any material facts necessary for the statements contained therein to be not misleading;

(h)It has no unfulfilled commitments or obligations (whether contractual or otherwise) that may in any way interfere with its ability or right to enter into and perform this Contract;

(i)It has not possessed or used and does not possess or use the Company’s property for free;

(j)It has paid all the registered capital subscribed by it to the Company and the capital contribution is legal. The source of funds used for its capital contribution is legal. If its capital contribution is made in any property other than cash, there is no over-valuation or under-valuation of such property.

(k)It hereby confirms that, in order to achieve the Qualified Listing of the Company, from the date when the Company submits the listing materials (“Listing Application”) to the relevant regulatory authorities and exchanges where the Company is listed, including but not limited to the China Securities Regulatory Commission, the Shanghai Stock Exchange or the Shenzhen Stock Exchange and such Listing Application is accepted by the aforementioned authorities, it shall terminate its special rights in this Contract or all other documents (including the right with respect to corporate governance, equity transfer restrictions, right of first refusal, right of co-sale, pre-emptive right, anti-dilution right, drag-along rights, liquidation preference, etc.), and actively cooperate with the Company to sign documents and issue relevant statements, commitments, etc.

Article 18 Confidentiality
18.1Confidentiality

Before the signing and during the term of this Contract, each Party has disclosed or may disclose confidential or proprietary information concerning its business, financial condition, know-how, research and development and other confidential matters to the other Parties, and during the term of this Contract, the Parties may also disclose the above information to the Company, and the Company's such information (including but not limited to this Contract and the Articles of Association) may also be disclosed to the Parties (hereinafter collectively referred to as "Confidential Information"). Each Party and Company receiving the Confidential Information shall, during the term of this Contract (including any renewal thereof) and for three (3) years after termination of this Contract:

(a)limit access to the Confidential Information to the directors, officers and employees who are required to access to such information for the performance of this Contract;

(b)not directly or indirectly disclose, communicate, assign, transfer, license or deliver any Confidential Information to any third party; and

(c)not use the Confidential Information for any purpose other than the performance of this Contract.

18.2Exceptions

Article 18.1 on non-disclosure does not apply to the following:

(a)Confidential communications with respective affiliates, professional advisers or banks of the Parties who assume equivalent obligation of confidentiality;

(b)Disclosures required by applicable laws and regulations; provided that the Party encountering such a request must promptly notify the Party providing the Confidential Information in writing of such a request;

(c)Information that has become public knowledge through no fault of the receiving Party of the confidential information;

(d)Submitting this Shareholders Contract for handling government filing, registration or approval procedures related to this Shareholders Contract, including but not limited submitting the same according to the requirements of the administration for market regulation or other relevant government departments;

(e)Providing this Shareholders Contract to relevant financier and its nominee (provided that the financier has properly and promptly signed a confidentiality agreement with the Company) according to the due diligence investigation required for or other legal procedure relating to the financing needs of the Company; and

(f)Any information disclosed in good faith to the recipient by a third party who is not bound by any obligation of confidentiality.

18.3Confidentiality Measures

The Parties shall ensure that the Company informs its directors, supervisors, officers and employees who have access to any Confidential Information of the existence and requirements of Article 18.1, and formulate rules and regulations to procure the directors, supervisors, officers, and employees of the Parties and their respective affiliates to comply with the confidentiality obligations set out in Article 18.1. The Parties shall, and shall ensure the Company to, sign confidentiality agreements with all directors, supervisors, officers and employees who have access to any Confidential Information (if the employment contracts or other relevant contracts or agreements that have been signed with such personnel include confidentiality terms, it shall be deemed that a confidentiality agreement has been signed).

Article 19 Dispute Resolution

19.1Dispute Resolution

Any disputes, controversies or claims arising out of or in connection with this Contract or any breach of this Contract (collectively the "Disputes") shall be submitted to the Hong Kong International Arbitration Centre ("HKIAC") for arbitration in accordance with its Arbitration Rules which shall be deemed to be incorporated into Article [19] of this Contract, except as amended by this Article [19]. The arbitration shall be conducted by an arbitral tribunal composed of three (3) arbitrators. Among them, the Party or Parties making the arbitration application shall appoint one arbitrator; the Party or Parties to which the arbitration application is made shall appoint another arbitrator; the third arbitrator shall be appointed by the above two arbitrators and shall serve as the presiding arbitrator . If the first two arbitrators are unable to appoint the third arbitrator within twenty one (21) days of the appointment of the second arbitrator, the third arbitrator shall be appointed by the Chairman of the HKIAC. The award made by the arbitral tribunal shall be final and binding on the Parties to the dispute.

19.2Place and Language of Arbitration

The place of arbitration shall be Hong Kong, and the language used in the arbitration proceedings shall be Chinese.

19.3Period for Making the Arbitral Award

The Parties irrevocably agree that the arbitral tribunal shall make a final award within six (6) months from the date of its constitution; however, the arbitral tribunal has the power to extend the above period at the well-founded request of either Party or as it deems necessary.

19.4Continue to Perform

During the dispute resolution period, the Parties shall continue to perform other terms of this Contract except the disputed matters.

Article 20 Special Arrangements

20.1Patent Maintenance

The Company shall be responsible for the costs of maintaining its patents, including existing and future sublicensed technology.

20.2Pre-emptive Right

After the completion of this transaction, if the Company increases capital or issues new shares before its listing filing, each Shareholder has the right to subscribe for the Company's new series of capital increase on the same conditions and in accordance with the proportion of each Shareholder's capital contribution to the Company before the capital increase or issuance of new shares, except for the issue of new shares for the purpose of employee equity incentives.

The Company shall, at least sixty (60) days prior to the proposed capital increase or issue of new shares, give each of the Company's Shareholders a written notice of the proposed capital increase or issue of new shares (the "Proposed Capital Increase Notice"), setting out (i) the amount, type and terms of the proposed capital increase; (ii) the consideration that the Company can receive after implementation of the proposed capital increase.

If each Party elects to exercise the pre-emptive right within twenty (20) days of receipt of the Proposed Capital Increase Notice (the "Subscription Period"), it shall submit a written notice to the Company (the "Exercise Notice") setting out the amount of the proposed capital increase that it intends to purchase. If any Shareholder of the Company fails to submit the Exercise Notice within the Subscription Period, it is deemed that such party (“Unsubscribing Shareholder”) has waived the exercise of the preemptive rights in relation to the proposed capital increase. The Company shall, within three (3) days after the expiration of the Subscription Period, notify other investors who have exercised their pre-emptive rights in full (“Subscribing Shareholders”) in writing of the Unsubscribing Shareholders’ failure to exercise their pre-emptive rights. Subscribing Shareholders may submit a written notice (“Second Subscription Notice”) to the Company within seven (7) days after receipt of the Company’s written notice (“Second Subscription Period”) confirming the purchase of the proposed capital increase unsubscribed by the Unsubscribing Shareholder ( "Unsubscribed Proposed Capital Increase"). If two or more Subscribing Shareholders reply in writing to the Company to continue the subscription, they shall purchase the Unsubscribed Proposed Capital Increase in proportion to their respective capital contributions. If the Subscribing Shareholders fail to submit a Second Subscription Notice to the Company within the Second Subscription Period, they shall be deemed to have waived purchase of the Unsubscribed Proposed Capital Increase.

20.3Anti-dilution Rights

20.3.1 If the Company increases its registered capital within [24] months after the signing of this Contract, and new investors subscribe for the Company's newly increased registered capital (the "Subsequent Financing") at a price per share lower than the Investors’ Investment Unit Price, New Investors have the right to require the Company to undertake anti-dilution obligations to them so that the New Investors obtain additional equity (“Compensation Equity”). The Compensation Equity shall be calculated and determined in accordance with the generalized weighted average method so that its investment unit price is consistent with the new issue price.

20.3.2 In order to obtain Compensation Equity, the Company shall actively promote the performance and implementation of the above-mentioned anti-dilution obligations in Article 20.3.1. The Company may choose one of the following methods to facilitate the New Investors to obtain Compensation Equity:

(a)To the extent permitted by the current applicable law, the Company shall issue additional equity to the New Investors at a price not lower than the nominal value of the registered capital (for the avoidance of doubt, the subscription price paid by the New Investors for subscription of such newly increased registered capital shall be reimbursed by the Company); or

(b)To the extent permitted by the current applicable law, the Company will pay cash compensation directly to the New Investors. The amount of cash compensation is: the equivalent cash amount of the capital contribution corresponding to the difference between the equity to be obtained by the New Investors which is adjusted according to the consideration paid by the new investors who have subscribed for the new registered capital of the Subsequent Financing and the equity of the Company that the new investors have acquired through this capital increase.

20.3.3 Exceptions to Anti-dilution Rights

Issue of shares under the following circumstances is not subject to anti-dilution rights: (i) issue of new shares or increase of registered capital in accordance with the employee stock incentive plan approved by the board of directors; (ii) adjustment due to stock splits, dividend distributions, recapitalizations and similar transactions; (iii) any acquisition transaction of the Company in which the Company issues shares as consideration.

Article 21 Miscellaneous Provisions

21.1Effectiveness, Term and Extension

(a)This Contract shall become effective and binding upon the Parties after it is signed by the duly authorized representatives of the Parties. This Contract is made in [thirty (30)] counterparts.

(b)This Contract shall continue in effect until the expiry or early termination of the Company’s Term. When the Company’s Term is extended, the term of this Contract shall be extended accordingly.

21.2Applicable Law

The conclusion, validity, interpretation and performance of this Contract and the settlement of any disputes arising hereunder shall be governed by the Laws of China.

21.3Entire Agreement

This Contract supersedes all previous oral agreements, commitments and communications between the Parties based on the Joint Venture Contract for the Establishment of Chongqing Alpha and Omega Semiconductor Limited (the "Joint Venture") signed by the Original Shareholders on March 29, 2016. The rights and obligations before this Contract takes effect shall be understood and explained in accordance with the provisions of the Joint Venture Contract, and the rights and obligations after this Contract takes effect shall be understood and explained in accordance with the provisions of this Contract.

If the content of this Contract is inconsistent with relevant provisions of the Company's Articles of Association and the current laws and regulations, the provisions of the current relevant laws and regulations shall prevail.

21.4Headings

The headings in this Contract are for convenience only and shall not be taken into account when interpreting this Contract.

21.5Amendment

No amendment to this Contract shall become effective until the duly authorized representatives of the Parties sign a written agreement.

21.6Severability

If any term or provision of this Contract is held to be invalid or unenforceable in whole or in part under any applicable law, such term or provision shall be excluded from this Contract only to the extent of such invalidity or unenforceability, and all other terms and provisions shall remain in full force and effect. In such event, the Parties shall use their best efforts to enforce the letter and spirit of this Contract and shall substitute valid and enforceable term or provision that conform to the spirit and purpose of such invalid or unenforceable term or stipulation as far as possible.

21.7Successors and Assigns

This Contract shall bind and insure for the benefit of the Parties and their respective successors and managers as well as the assigns who receive the benefit of the Parties in the Company according to laws and the terms and conditions of this Contract.

21.8Costs and Expenses

(a)Each Party shall assume any costs, expenses or amounts incurred before the signing of this Contract, unless other Parties agree in writing to share the same or agree in writing that the Company shall assume the same.

(b)After the signing of this Contract, any expenses related to company registration incurred by either Party shall be borne by the Company if it is provided that the registered company shall assume such expenses according to the Chinese law; otherwise, the Company may assume such expenses upon the approval of the Shareholder’s Meeting.

(c)Unless as otherwise stipulated in this Article 21.8, if this Contract has any special provisions on costs and expenses, such special provisions shall apply.

21.9Waiver

The delay or failure by either Party to exercise any of its powers, rights or remedies hereunder shall be construed as a waiver of such powers, rights or remedies, and any single or partial exercise shall not preclude any other exercise. No waiver by one Party of any provision of this Contract shall be deemed a waiver of any other provision of this Contract, nor shall such waiver be construed as a waiver of such provision with respect to any other event or circumstance (whether past, present or future). In addition, the remedies provided in this Contract are cumulative and do not exclude any remedies provided by law.

21.10Notice

Any significant communications between the Parties and between a party and the Company shall be sent by (i) personal delivery or (ii) postage prepaid air express (using an internationally recognized express company such as FedEx, UPS, DHL, EMS, and EMS can only be used for mailing to addresses within China), respectively, to the following addresses of each Party and the Company or to the following e-mail addresses stipulated in this Contract. All the above notices shall be deemed to be effectively delivered or received (i) upon receipt in the case of personal delivery; (ii) on the tenth (10th) working day (subject to the working day in the recipient’s country) after delivery to an internationally recognized express company in the case of air express; (iii) upon receipt of the recipient’s confirmation of receiving the communication in the case of email.

(a)To [*]:

Email：[*]
Address：    [*]
Attention： [*]

Email：[*]
Address： [*]
Attention： [*]

(b)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(c)To AOS:

Email：[*]
Address： [*]
Attention： [*]

(d)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(e)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(f)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(g)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(h)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(i)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(j)To [*]:

Email：[*]

Address： [*]
Attention： [*]

(k)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(l)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(m)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(n)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(o)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(p)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(q)To [*]:

Email：[*]
Address： [*]
Attention： [*]

(r)To [*]:

Email：[*]
Address： [*]
Attention： [*]

During the term of this Contract, either Party may change its address at any time, but it shall immediately notify the other investors and the Company in writing.

[Signature page follows]

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Legal Representative

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

Alpha & Omega Semiconductor (Shanghai) Ltd.

Signature of Authorized Representative:
Name: Zhen Du
Title: Legal Representative

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

Agape Package Manufacturing (Shanghai) Limited.

Signature of Authorized Representative:
Name: BING XUE
Title: Legal Representative

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

Alpha and Omega Semiconductor Limited

Signature of Authorized Representative:
Name: MIKE FUSHING CHANG
Title: Chairman

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Legal Representative

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)

(Signature page of Shareholders Contract of Chongqiong Alpha and Omega Semiconductor Limited)

[*]

Signature of Authorized Representative:
Name: [*]
Title: Representative Appointed by Managing Partner

(Enterprise Seal)